UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

----------------------------------------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

----------------------------------------------

Date of Report (Date of earliest event reported): December 14, 2015

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On December 14, 2015, a subsidiary of GulfMark Offshore, Inc. (“GulfMark”) entered into an agreement with Simek AS to delay the delivery of its North Sea vessel under construction in Norway from 2016 to 2017. Under the original agreement, GulfMark’s subsidiary paid 20% of the construction price within three months of contract inception, and was to pay the remaining 80%, or approximately $33 million, in February 2016 upon delivery. Under the new agreement, GulfMark’s subsidiary will take delivery of the vessel in January 2017 and will pay approximately $2 million in the fourth quarter of 2015, approximately $5 million in the first quarter of 2016, approximately $4 million in the second quarter of 2016 and approximately $22 million in the first quarter of 2017 upon delivery of the vessel.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Certain statements and information in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “will” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on GulfMark’s current expectations and beliefs concerning future developments and their potential effect on GulfMark. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting GulfMark will be those that GulfMark anticipates. Forward-looking statements include, but are not limited to, statements concerning future payments and future delivery of the vessel. These forward-looking statements involve significant risks and uncertainties (some of which are beyond GulfMark’s control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the prices of oil and gas and their effect on industry conditions and offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where GulfMark operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in GulfMark’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Consequently, the forward-looking statements contained herein should not be regarded as representations that the anticipated outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. GulfMark undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2015		GulfMark Offshore, Inc.
(Registrant)
	By:	/s/ James M. Mitchell
	Name:	James M. Mitchell
	Title:	Executive Vice President & Chief Financial Officer